UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________________________________
FORM 8-K
____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 24, 2012
____________________________________________________________________

Boyd Gaming Corporation
(Exact Name of Registrant as Specified in its Charter)
____________________________________________________________________

Nevada	001-12882	88-0242733
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor
Las Vegas, Nevada 89169
(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨Œ	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨Œ	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨Œ	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨Œ	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Agreement and Plan of Merger
As previously disclosed, on May 16, 2012, Boyd Gaming Corporation (“Boyd”) announced that is has entered into an agreement to acquire Peninsula Gaming, LLC (“PGL”), a direct wholly-owned subsidiary of Peninsula Gaming Partners, LLC (“PGP”). PGL owns and operates Diamond Jo Casino in Dubuque, Iowa, Evangeline Downs Racetrack and Casino, in St. Landry Parish, Louisiana, various off track betting facilities in Louisiana, Diamond Jo casino in Worth County, Iowa, Amelia Belle Casino in Amelia, Louisiana, and the Kansas Star Casino, Hotel and Event Center (“Kansas Star”) near Wichita, Kansas.

Boyd will acquire PGL pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), entered into on May 16, 2012, by and among, Boyd, Boyd Acquisition II, LLC, an indirect wholly-owned subsidiary of Boyd (“Holdco”), Boyd Acquisition Sub, LLC, an indirect wholly-owned subsidiary of Boyd (“Merger Sub”), PGP and PGL. The Merger Agreement provides that, pursuant to the terms and subject to the conditions set forth therein, Merger Sub will merge (the “Merger”) with and into PGL, and PGL will be the surviving entity in the Merger. Following the Merger, PGL will be an indirect, wholly-owned subsidiary of Boyd.

This Current Report on Form 8-K incorporates by reference PGL’s audited consolidated financial statements for the fiscal year ended December 31, 2011 and certain unaudited pro forma financial information reflecting the potential acquisition of PGL by Boyd required by Rule 3-05 and Article 11 of Regulation S-X.

The audited consolidated financial statements of PGL, as included in Item 8 of PGL's Annual Report on Form 10-K for the fiscal year ended December 31, 2011, and as filed with the Securities Exchange Commission ("SEC") on March 29, 2012, are incorporated by reference into this Item 8.01 and made a part hereof. The unaudited condensed consolidated statements of comprehensive income (loss) for each of the years ended December 31, 2011, 2010 and 2009 included in Item 5 of PGL's Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, and as filed with the SEC on May 4, 2012, are also incorporated by reference into this Item 8.01 and made a part hereof.

The consent of Peninsula Gaming, LLC's independent registered public accounting firm is attached hereto as Exhibit 23.1.

The following unaudited pro forma financial information related to the potential acquisition of PGL by Boyd Gaming Corporation is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 8.01 and made a part hereof:

(i)    Unaudited pro forma combined balance sheet as of March 31, 2012
(ii)    Unaudited pro forma combined statement of operations for the three months ended March 31, 2012
(iii)    Unaudited pro forma combined statement of operations for the year ended December 31, 2011
(iv)    Notes to unaudited pro forma combined financial information

The unaudited condensed consolidated financial statements of PGL included in Item 1 of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, and as filed with the SEC on May 4, 2012 are incorporated by reference into this Item 8.01 and made a part hereof.

Consolidated Statements of Comprehensive Income (Loss)
On January 1, 2012, Boyd adopted Accounting Standards Update 2011-5, Comprehensive Income, Presentation of Comprehensive Income ("ASU 2011-05"), which requires presentation of the components of net income and other comprehensive income either as one continuous statement or as two consecutive statements and eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholder's equity. ASU 2011-05 requires retrospective application, and accordingly, the presentation of Consolidated statements of comprehensive income (loss) for each of the three years ended December 31, 2011 are presented in Exhibit 99.2, and are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits
(d)     Exhibits
The following Exhibits are filed herewith:

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP, as independent registered public accounting firm for Peninsula Gaming, LLC
99.1	Pro Forma Financial Information
99.2	Unaudited Consolidated Statements of Comprehensive Income (Loss)
99.3
Audited Consolidated Financial Statements of Peninsula Gaming, LLC for the years ended December 31, 2011, 2010 and 2009, incorporated herein by reference from PGL's Annual Report on Form 10-K for the year ended December 31, 2011.

99.4
PGL's Condensed Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2011, 2010 and 2009, included in Item 5, and PGL's unaudited condensed consolidated financial statements included in Item 1, in each case, incorporated by reference from PGL's Quarterly Report on Form 10-Q for the quarter ended March 31, 2012.

Important Information Regarding Forward-Looking Statements
This Current Report on Form 8-K contains, or may contain, “forward-looking statements” concerning Boyd, PGP and PGL, which are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Generally, the words “believe,” “anticipate,” “expect,” “may,” “should,” “could,” and other future-oriented terms identify forward-looking statements. Forward-looking statements include, but are not limited to, statements relating to the following: (i) the expected benefits of the merger, the expected accretive effect of the merger on Boyd's financial results and profile, expected cost, revenue, EBITDA, margin, and synergies, the expected impact for customers and employees, future capital expenditures, expenses, revenues, earnings, economic performance, financial condition, losses and future prospects; (ii) the anticipated benefits of geographic diversity that would result from the merger; the expected results of PGL's gaming properties, including, without limitation, Kansas Star; (iii) future industry developments and trends; (iv) the anticipated completion of the proposed merger, and the anticipated financing of the merger; and (v) assumptions underlying any of the foregoing statements.

These forward-looking statements are based upon the current beliefs and expectations of management and involve risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. Many of these risks and uncertainties relate to factors that are beyond Boyd's ability to control or estimate precisely and include, without limitation: the ability to obtain governmental or gaming approvals of the merger and the transactions contemplated by the merger agreement, or to satisfy other conditions to the merger on the proposed terms and timeframe; the possibility that the merger does not close when expected or at all, or that the companies may be required to modify aspects of the merger to achieve regulatory approval; the ability to realize the expected synergies or other benefits from the transaction in the amounts or in the timeframe anticipated; the ability to integrate PGL in a timely and cost-efficient manner with Boyd; uncertainties in the global economy and credit markets; and rates of change in, margins, market share, capital expenditures, revenue and operating expenses generally; volatility in quarterly results and in the stock price of Boyd; access to capital markets; the ability to manage and grow Boyd's cash position following the merger; the sufficiency of Boyd's financial resources to support future business activities (including but not limited to operations, investments, debt service requirements and capital expenditures); the impact of legal proceedings; and other risks and uncertainties, including those detailed from time to time in Boyd's periodic reports (whether under the caption Risk Factors or Forward Looking Statements or elsewhere). Boyd can give no assurances that such forward-looking statements will prove to have been correct. The reader is cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this announcement. Neither Boyd nor any other person undertakes any obligation to update or revise publicly any of the forward-looking statements set out herein, whether as a result of new information, future events or otherwise, except to the extent legally required. Nothing contained herein shall be deemed to be a forecast, projection or estimate of the future financial performance of Boyd following the implementation of the merger or otherwise. No statement in this announcement should be interpreted to mean that the earnings per share, profits, margins or cash flows of Boyd for the current or future financial years would necessarily match or exceed the historical published figures.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registration has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2012	Boyd Gaming Corporation

/s/ Josh Hirsberg
Josh Hirsberg
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP, as independent registered public accounting firm for Peninsula Gaming, LLC
99.1	Pro Forma Financial Information
99.2	Unaudited Consolidated Statements of Comprehensive Income (Loss)

5